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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: August 19, 1998

                         AFFINITY GROUP HOLDING, INC.
               Exact Name of Registrant as Specified in Charter


           DELAWARE                   333-26389                59-2922099
(State or other jurisdiction         (Commission             (IRS Employer
       of corporation)               File Number)           Identification No.)

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64 Inverness Drive East                                     (303) 792-7284
Englewood, CO  80112                                    (Registrant's telephone
Address of principal executive offices                   number incl. area code)

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ITEM 4.   CHANGE IN REGISTRANT'S ACCOUNTANTS

(a) The Registrant has dismissed Deloitte & Touche LLP as independent accountants as of August 19, 1998. The decision to change accountants was recommended by the board of directors. During the registrants two most recent fiscal years preceding the dismissal and through August 19, 1998 there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. A letter regarding change in certifying accountants is attached as Exhibit 16.

(b) The Registrant engaged Arthur Andersen LLP as its new independent accountants as of August 19, 1998. During the two most recent fiscal years and through August 19, 1998 the Registrant (or someone on its behalf) has not consulted with Arthur Andersen LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (2) any matter that was either the subject matter of a disagreement or a reportable event.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      A. EXHIBITS

         Exhibit 16 Letter re change in certifying accountants


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   AFFINITY GROUP HOLDING, INC.

Date:  August 24, 1998              /s/  MARK J. BOGGESS
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                                    Senior Vice President, CFO